                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                   FORM 8-K/A

                               (Amendment No. 2)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): February 13, 2001
                                                 ------------------------------



                         eResource Capital Group, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        1-8662                            23-2265039
------------------------------------------------------------------------------------------
(State or other                 (Commission File              (IRS Employer Identification
jurisdiction of                     Number)                              Number)
incorporation)



    3353 Peachtree Road, N.E., Suite 130 Atlanta, Georgia      30326
-------------------------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (404) 760-2570
                                                    ---------------------------

This Amendment No. 2 amends and supplements Items 7(a) and 7(b) of the Current Reports on Form 8-K and 8-K/A filed on February 13, 2001 and March 28, 2001, respectively, by the registrant (the "Company") with respect to, among other things, the Company's acquisition of Avenel Ventures, Inc. ("Avenel").

Statements in this report about anticipated or expected future revenue or growth or expressions of future goals or objectives are forward-looking statements within the meaning of Section 21E of the Securities Act of 1934, as amended. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including those risks described in the Company's filings with the Securities and Exchange Commission, that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired

         In accordance with Item 7(a) of Form 8-K, the following financial statements of Avenel Ventures, Inc. and Subsidiary prepared in accordance with regulation S-X are included in this report:

                  Independent Auditors' Report

                  Balance Sheet as of December 31, 2000

                  Statement of Operations and Accumulated Deficit for the period from June 6, 2000 (date of incorporation) thru December 31, 2000.

                  Statement of Cash Flows for the period from June 6, 2000 thru December 31, 2000.

                  Notes to Financial Statements

(b)      Pro Forma Financial Information

         In accordance with Item 7(b) of Form 8-K, the following pro forma financial statements of eResource Capital Group, Inc. prepared in accordance with regulation S-X are included in this report:

                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000

                  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended December 31, 2000

                  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2000

(c)      Exhibits

         2.1 Share Exchange Purchase Agreement dated as of November 8, 2000 between the Company, Avenel and the Stockholders of Avenel signatory thereto (the "Purchase Agreement"). (Certain of the exhibits and schedules to the Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.) (*)

         10.1 Employment Agreement dated November 8, 2000 between the Company and Mr. Michael D. Pruitt. (*)

         10.2 Employment Agreement dated November 8, 2000 between the Company and Ms. Melinda Morris Zanoni. (*)

                  (*) Incorporated by reference to the Quarterly Report on Form
                      10-QSB for the quarter ended December 31, 2000 filed by the Company on February 14, 2001.

                          INDEPENDENT AUDITORS' REPORT



The Stockholders and Board of Directors
Avenel Ventures, Inc.
Charlotte, North Carolina


We have audited the accompanying consolidated balance sheet of Avenel Ventures, Inc. and Subsidiary as of December 31, 2000 and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from June 6, 2000 (date of incorporation) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Avenel Ventures, Inc. and Subsidiary as of December 31, 2000 and the results of their operations and their cash flows for the period from June 6, 2000 (date of incorporation) through December 31, 2000 in conformity with U.S. generally accepted accounting principles.



/s/ Crisp Hughes Evans LLP
Charlotte, North Carolina
February 23, 2001

                      AVENEL VENTURES, INC. AND SUBSIDIARY
                           Consolidated Balance Sheet
                               December 31, 2000


                                     Assets
Current assets:
   Cash                                                                 $     2,184
   Investments                                                              913,159
   Stock purchase warrants                                                   71,796
   Accounts receivable                                                       32,982
   Other receivables from related party                                      26,571
   Employee advances                                                          1,490
                                                                         ----------

         Total current assets                                             1,048,182

   Property and equipment, net                                               87,587
   Deposits                                                                   6,997
                                                                        -----------

         Total assets                                                   $ 1,142,766
                                                                        ===========


                      Liabilities and Stockholders' Equity

Current liabilities:
   Accounts payable                                                     $     1,809
   Accrued payroll and payroll taxes                                         22,971
   Deferred revenue                                                          57,333
   Notes payable to related party                                           216,052
                                                                        -----------

         Total current liabilities                                          298,165

Stockholders' equity
   Common stock, par value $.001, 100,000,000 shares
    authorized, 6,700,000 issued and outstanding                              6,700
     Less stock subscriptions receivable                                     (3,075)
                                                                        -----------
                                                                              3,625

   Additional paid in capital                                             1,808,875
   Retained earnings (deficit)                                             (725,517)
   Accumulated other comprehensive income                                  (242,382)
                                                                        -----------

     Total stockholders' equity                                             844,601
                                                                        -----------

         Total liabilities and stockholders' equity                     $ 1,142,766
                                                                        ===========


             The accompanying notes are an integral part of these
                      consolidated financial statements.

                      AVENEL VENTURES, INC. AND SUBSIDIARY
                      Consolidated Statement of Operations
           For the Period From June 6, 2000 (date of incorporation)
                           through December 31, 2000


Revenues:
    Consulting revenue, related parties                                 $   499,850
    Consulting revenue, other                                                19,655
                                                                        -----------
                                                                            519,505

Cost of sales                                                               499,819
                                                                        -----------

        Gross profit                                                         19,686

General and administrative expense                                          483,311
                                                                        -----------

                                                                           (463,625)

Other income (expense):
    Unrealized loss on stock purchase warrants                             (262,887)
    Interest income                                                           1,408
    Interest expense                                                           (413)
                                                                        -----------

                                                                           (261,892)
                                                                        -----------
        Net loss                                                        $  (725,517)
                                                                        ===========


             The accompanying notes are an integral part of these
                      consolidated financial statements.

                      AVENEL VENTURES, INC. AND SUBSIDIARY
                 Consolidated Statement of Stockholders' Equity
           For the Period From June 6, 2000 (date of incorporation)
                           through December 31, 2000


                                                                                                     Accumulated
                                                        Stock                         Retained         Other
                           Number        Common      Subscription     Paid-in         Earnings      Comprehensive
                         of Shares       Stock        Receivable      Capital         (Deficit)      Income (Loss)     Total
                         ---------       ------      ------------    ----------       ----------    -------------    ----------

Balance
  June 6, 2000                  --       $   --       $    --       $       --        $      --      $      --       $      --

Issuance of
  common stock           6,700,000        6,700        (3,075)       1,808,875               --             --        1,812,500

Net loss                        --           --            --               --         (725,517)            --         (725,517)


Holding loss
  on available-
  for-sale securities           --           --            --               --               --       (242,382)        (242,382)
                                                                                                                     ----------

Comprehensive
  income (loss)                                                                                                        (967,899)
                         ---------       ------       -------       ----------        ---------      ---------       ----------

Balance
  December 31,
  2000                   6,700,000       $6,700       $(3,075)      $1,808,875        $(725,517)     $(242,382)      $  844,601
                         =========       ======       =======       ==========        =========      =========       ==========


             The accompanying notes are an integral part of these
                      consolidated financial statements.

                      AVENEL VENTURES, INC. AND SUBSIDIARY
                      Consolidated Statement of Cash Flows
            For the Period from June 6, 2000 (date of incorporation)
                           through December 31, 2000



Operating activities:
  Net loss                                                              $  (725,517)
  Adjustments to reconcile net loss to net cash used
    by operating activities:
       Depreciation                                                          12,694
       Amortization of deferred revenue                                     (72,667)
       Stock purchase warrants received for services                       (334,683)
       Unrealized loss on stock purchase warrants                           262,887
       Net change in operating assets and liabilities:
        Accounts receivable                                                 (32,982)
        Deposits                                                             (6,997)
        Accounts payable                                                      1,809
        Accrued payroll and payroll taxes                                    22,971
                                                                        -----------

           Net cash used by operating activities                           (872,485)

  Investing activities:
    Purchases of property and equipment                                    (100,281)
    Purchases of investments                                               (131,041)
    Other receivables and employee advances                                 (28,061)
                                                                        -----------
           Net cash used by investing activities                           (259,383)

  Financing activities:
    Proceeds from borrowings                                                216,052
    Proceeds from issuance of common stock                                  918,000
                                                                        -----------

           Net cash provided by financing activities                      1,134,052
                                                                        -----------

  Net increase in cash, representing cash at
    the end of the period                                               $     2,184
                                                                        ===========

Supplemental cash schedule:
  Cash paid for interest                                                $       413
                                                                        ===========

Supplemental schedule of noncash investing and financing activities:
  Common stock issued for investments                                   $   894,500
                                                                        ===========
  Stock subscriptions receivable                                        $     3,075
                                                                        ===========
  Investments received in exchange for services                         $   130,000
                                                                        ===========
  Unrealized loss on available-for-sale securities                      $   242,382
                                                                        ===========


             The accompanying notes are an integral part of these
                      consolidated financial statements.

                      AVENEL VENTURES INC. AND SUBSIDIARY
                  Notes to Consolidated Financial Statements
For Period from June 6, 2000 (date of incorporation) through December 31, 2000


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS AND PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of Avenel Ventures, Inc. ("Ventures") and its wholly-owned subsidiary, Avenel Alliance, Inc. ("Alliance"), a Florida corporation incorporated on August 8, 2000. Ventures was incorporated on June 6, 2000 in Nevada. Operations for Alliance and Ventures (collectively, "the Company") are included from the respective dates of incorporation through December 31, 2000 ("the Period"). All significant intercompany balances and transactions have been eliminated in consolidation.

The Company provides e-commerce and business development services to clients implementing innovative strategies in e-commerce internet marketing throughout the United States. These services are provided pursuant to one-year contracts that contain renewal options. The contracts provide for monthly payments and, in some cases, advance deposits. Services are provided at relatively constant levels throughout the year and therefore revenue is recognized ratably. Deferred revenue consists of advanced payments for consulting services and is recognized over a one year period from the date of the consulting agreement.

CASH AND CONCENTRATIONS OF CREDIT RISK - The Company maintains its cash accounts at one financial institution. At times throughout the year, the Company may have balances in excess of FDIC insured limits. Due to the strong credit rating of this financial institution, management believes there is no significant credit risk related to these accounts.

INVESTMENTS - Investments, consisting of certificates of deposit with maturities of greater than three months and not readily marketable equity securities, are classified as available for sale. Investment securities that are not readily marketable include securities (a) for which there is no market on a securities exchange or no independent publicly quoted market, (b) that cannot be publicly offered or sold unless registration has been effected under the Securities Act of 1933, or (c) that cannot be offered or sold because of other arrangements, restrictions, or conditions applicable to the securities or the Company. Certificates of deposit are recorded at cost plus accrued interest. Not readily marketable equity securities are recorded at estimated values based on quoted market values for marketable securities of the investee discounted for trading restrictions. If there is no quoted market value, the recorded values are based on the most recent transactions in the securities discounted for lack of marketability. Investment securities transactions are recorded on a trade date basis. The difference between cost and fair value is recorded as unrealized gain or loss on available for sale securities.

STOCK PURCHASE WARRANTS - The Company periodically receives stock purchase warrants which are considered derivatives from companies with publicly traded common stock as part of its compensation for services. The Company recognizes revenue at the fair value of such stock purchase warrants when earned based on the Black-Scholes valuation model. The Company recognized unrealized gains or losses in the statement of operations based on the changes in value in the stock purchase warrants as determined by the Black-Scholes valuation model subsequent to the date earned. Unrealized losses for the period aggregated $262,887.

PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost, less accumulated depreciation. Depreciation is provided for principally by an accelerated methods over the estimated useful lives of the related assets.

DEFERRED REVENUE - Deferred revenue consists of advanced payments for consulting services and is recognized over a one year period from the date of the consulting agreement.

INCOME TAXES - The Company utilizes the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement and tax bases of existing assets and liabilities. For the Company, these temporary differences result primarily from net operating loss carryforwards. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

COMPREHENSIVE INCOME - Components of comprehensive income are net loss and all other non-owner changes in equity. The only component of other comprehensive income consists of unrealized holding losses on securities available for sale.

ADVERTISING - The Company expenses advertising costs as incurred. Advertising expenses amounted to $5,405 for the Period.

ESTIMATES - The preparation of consolidated financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

Investments at December 31, 2000 are summarized as follows:


                                                            Gross
                                                          Unrealized           Fair
                                        Cost                 Loss             Value
                                    ----------            ----------         --------
Equity securities                   $1,074,500            $(242,382)         $832,118
Certificates of deposit                 81,041                   --            81,041
                                    ----------            ---------          --------
                                    $1,155,541            $(242,382)         $913,159
                                    ==========            =========          ========

The Company's certificates of deposit are pledged as collateral security for the Company's letters of credit for building leases.

3. PROPERTY AND EQUIPMENT

A summary of property and equipment at December 31, 2000 is as follows:


       Computer equipment                          $ 36,064
       Office furniture                              34,865
       Office equipment                              27,091
       Lease improvements                             2,261
                                                   --------
                                                    100,281
       Less accumulated depreciation                (12,694)
                                                   --------
                                                   $ 87,587
                                                   ========

4. NOTES PAYABLE TO RELATED PARTY

Notes payable to related party consists of two demand notes from an entity owned by one of the Company's stockholders. These notes are unsecured and bear no interest. Their carrying amount approximates fair value at December 31, 2000.

5. LEASES

The Company leases two office facilities under long-term non-cancelable operating leases expiring in June 2002 and August 2002.

Future minimum lease payments are as follows:


                  2001              $ 82,704
                  2002                47,264
                                    --------
                                    $129,968
                                    ========

Rent expense under these leases was approximately $36,200 for the Period.

In conjunction with these lease agreements the Company has furnished the landlords irrevocable standing letters of credit from a financial institution in the aggregated amount of $79,633.

6. INCOME TAXES

The Company has net operating loss carryforwards ("NOL's") of approximately $460,000 which can be used to offset future regular Federal income tax liability through the year 2020. Approximately $140,000 and $320,000 of state NOL's expire through years 2015 and 2020, respectively. Because of the loss during the Period, there is no current income tax expense. Deferred tax benefits of $96,000 resulting from the NOL's and deferred tax benefits of $55,000 resulting from unrealized losses on stock purchase warrants have been fully reserved. Therefore, there is no income tax expense or benefit on the consolidated statement of operations.

No income tax payments were made during the Period.

7. RELATED PARTY TRANSACTIONS

The Company recognized approximately $500,000 in consulting revenue from four entities in which the Company and or the Company's stockholders own equity securities. Accounts receivable include $13,327 from these entities.

Other receivables from related party consists of expenses paid on behalf of an entity in which a stockholder of the Company owns equity securities.

8. SUBSEQUENT EVENT

On November 8, 2000 the Company entered into a definitive share exchange purchase agreement with eResource Capital Group, Inc. ("eRCG"). As of that date, the former president and former vice president of the Company resigned and became officers of eRCG. At the same time eRCG assumed operating responsibility for the Company. The agreement provides that stockholders exchange all of their shares in the Company for a like number of shares of eRCG. This exchange was completed on February 13, 2001.

Item 7.(b). Pro Forma Financial Statements

The following unaudited pro forma consolidated financial statements of eResource Capital Group, Inc. ("eRCG") and Avenel Ventures, Inc. ("Avenel") are derived from, and should be read in conjunction with the audited financial statements of Avenel included in item 7(a) herein and the audited consolidated financial statements of eRCG as previously filed on Form 10-KSB for the year ended June 30, 2000 with the Securities and Exchange Commission and the unaudited consolidated financial statements of eRCG as previously filed on Form 10-QSB for the quarters ended December 31, 2000 and September 30, 2000. The pro forma consolidated financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the acquisition been consummated on the dates indicated, or which may be reported in the future.

The unaudited pro forma consolidated balance sheet reflects adjustments as if the acquisition had been consummated on December 31, 2000.

The pro forma statements of operations reflect adjustments as if the acquisition had been consummated at the beginning of the period of each statement (i.e. July 1, 1999 for the twelve-month statement of operations and July 1, 2000 for the six-month statement of operations).

                 eResource Capital Group, Inc. and Subsidiaries
                Pro Forma Consolidated Balance Sheet (Unaudited)
                               December 31, 2000
                      (In thousands, except share amounts)


                                                         eResource Capital       Avenel            Pro Forma      eResource Capital
                                                            Group, Inc       Ventures, Inc.       Adjustments        Group, Inc.
                                                              Actual             Actual         and Eliminations       Pro Forma
                                                         -----------------   ---------------    ----------------  -----------------

ASSETS
------

Cash and cash equivalents                                     $   717            $    2            $   --               $   719
Investments                                                        --               985                --                   985
Accounts and notes receivable                                     454                61                --                   515
Prepaid expenses - other                                          244                --                --                   244
                                                              -------            ------            ------               -------

    Total current assets                                        1,415             1,048                --                 2,463
Net assets of discontinued operations                             174                --                --                   174
Deferred costs and other assets                                   495                 7                --                   502
Property and equipment, net                                     8,606                88                --                 8,694
Goodwill                                                        6,393                --             5,989(1)             12,382
                                                              -------            ------            ------               -------

    Total assets                                              $17,083            $1,143            $5,989               $24,215
                                                              =======            ======            ======               =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Notes payable                                                 $ 7,648            $  216            $   --               $ 7,864
Accrued interest payable                                          848                --                --                   848
Accounts payable and accrued expenses                           1,003                25                --                 1,028
Customer deposits                                                 683                57                --                   740
                                                              -------            ------            ------               -------

    Total current liabilities                                  10,182               298                --                10,480

Commitments and contingent liabilities

Shareholders' equity:
  Common stock, $.04 par value, 60,000,000
  shares authorized, 51,324,584 and 58,024,584
  issued, respectively                                          2,053                 4               268(1)              2,321
                                                                                                       (4)(3)
Additional paid-in capital                                     88,812             1,809             6,566(1)             95,378
                                                                                                   (1,809)(3)
Accumulated deficit                                           (83,826)             (726)              726(3)            (83,826)
Accumulated comprehensive income (loss)                            --              (242)              242(3)                 --
Treasury stock - at cost (435,930 shares)                        (138)               --                --                  (138)
                                                              -------            ------            ------               -------
Total shareholders' equity                                      6,901               845             5,989                13,735
                                                              -------            ------            ------               -------

    Total liabilities and shareholders' equity                $17,083            $1,143            $5,989               $24,215
                                                              =======            ======            ======               =======


             The accompanying notes are an integral part of these
                 condensed consolidated financial statements.

                 eResource Capital Group, Inc. and Subsidiaries
          Condensed Consolidated Statements of Operations (Unaudited)
                       Six Months Ended December 31, 2000
                    (In thousands, except share information)


                                            eResource Capital       DM               Avenel          Pro Forma     eResource Capital
                                               Group, Inc      Marketing, Inc.    Ventures, Inc.    Adjustments       Group, Inc.
                                                 Actual         Pro Forma(4)         Actual       and Eliminations      Pro Forma
                                            -----------------  ---------------  ---------------  -----------------  ----------------

Revenues:
  Sales                                       $     2,377          $  34              $ 520         $   (23)(2)       $     2,908
  Lease income - commercial real estate               528             --                 --              --                   528
                                              -----------          -----              -----           -----           -----------
                                                    2,905             34                520             (23)                3,436

Cost of sales - aviation                            2,501             --                 --              --                 2,501
                                              -----------          -----              -----           -----           -----------
       Gross profit                                   404             34                520             (23)                  935

Selling, general and administrative
 expense - compensation related to issuance
 of stock options and warrants                      6,703             --                 --              --                 6,703
Selling, general and administrative
 expenses - other                                   2,535             56                844             (23)(2)             3,412
Depreciation and amortization                         797            192                 13             599(1)              1,601
Interest expense                                      489             --                 (1)             --                   488
Unrealized loss on investments                         --             --                263              --                   263
Write off of Web site development costs               754             --                 --              --                   754
Write off of pre-development costs                  1,164             --                 --              --                 1,164
                                              -----------          -----              -----           -----           -----------

       Net loss                               $   (12,038)         $(214)             $(599)          $(599)          $   (13,450)
                                              ===========          =====              =====           =====           ===========

Basic and diluted net loss per share          $      (.27)                                                            $      (.28)
                                              ===========                                                             ===========

Weighted average shares outstanding used
in computing basic and diluted loss per
share                                          44,699,415                                                              48,049,415
                                               ==========                                                              ==========


             The accompanying notes are an integral part of these
                      consolidated financial statements.

---------
(1) The 6,700,000 shares of common stock issued by the Company for the Avenel acquisition had a fair market value of $6,834,000 on November 7, 2000. The excess value of the purchase price over the historical value of Avenel's net assets on the acquisition date has been allocated to goodwill which will be amortized over five years. Pro forma goodwill at December 31, 2000 is $5,989,000. Pro forma goodwill amortization aggregated $599,000 for six months ended December 31, 2000.
(2)      Elimination of intercompany transactions.
(3)      Elimination of Avenel equity acquired.
(4) Includes July 1, 2000 through August 31, 2000. The period from September 1, 2000 through December 31, 2000 is included in the Company's actual results for the six months ended December 31, 2000.

                 eResource Capital Group, Inc. and Subsidiaries
          Condensed Consolidated Statements of Operations (Unaudited)
                            Year Ended June 30, 2000
                    (In thousands, except share information)


                                                              eResource Capital          DM                            Avenel
                                                                 Group, Inc        Marketing, Inc.                 Ventures, Inc.
                                                                   Actual             Pro Forma       Sub Total        Actual
                                                              -----------------    ---------------    ---------    ---------------

Revenues:
  Sales                                                        $        10         $   355                 365       $  --
  Lease income - commercial real estate                              1,108              --               1,108          --
                                                               -----------         -------            --------       -----

                                                                     1,118             355               1,473          --
 Cost of sales - aviation                                               93              --                  93          --
                                                               -----------         -------            --------       -----

    Gross profit                                                     1,025             355               1,380          --
Selling, general and administrative expense - compensation
 related to issuance of stock options and warrants                  48,996              --              48,996          --
Selling, general and administrative expenses - other                 7,023             298               7,321         127
Depreciation and amortization                                          467           1,207               1,674          --
Interest expense                                                       863              --                 863          --
Loss on investment                                                   1,012              --               1,012          --
                                                               -----------         -------            --------       -----

    Net loss before discontinued operations                    $   (57,336)        $(1,150)           $(58,486)      $(127)
                                                               ===========         =======            ========       =====

Basic net loss and diluted net loss net
  loss per share                                               $     (1.81)
                                                               ===========
Weighted average shares outstanding used
in computing basic and diluted loss per
share                                                           31,596,541
                                                               ===========


                                                                 Pro Forma      eResource Capita
                                                                Adjustments        Group, Inc.
                                                              and Eliminations       Pro Forma
                                                              ----------------  ----------------

Revenues:
  Sales                                                          $ --            $       365
  Lease income - commercial real estate                            --                  1,108
                                                                 ----            -----------

                                                                   --                  1,473
 Cost of sales - aviation                                          --                     93
                                                                 ----            -----------

    Gross profit                                                   --                  1,380
Selling, general and administrative expense - compensation
 related to issuance of stock options and warrants                 --                 48,996
Selling, general and administrative expenses - other               --                  7,448
Depreciation and amortization                                      83                  1,757
Interest expense                                                   --                    863
Loss on investment                                                 --                  1,012
                                                                 ----            -----------

    Net loss before discontinued operations                      $(83)           $   (58,696)
                                                                 ====            ===========


Basic net loss and diluted net loss net
  loss per share                                                                 $     (1.45)
                                                                                 ===========
Weighted average shares outstanding used
in computing basic and diluted loss per
share                                                                             40,530,591
                                                                                  ==========

              The accompanying notes are an integral part of these
                       consolidated financial statements.


---------
(1) The 6,700,000 shares of common stock issued by the Company for the Avenel acquisition had a fair market value of $6,834,000 on November 7, 2000. The excess value of the purchase price over the historical value of Avenel's net assets on the acquisition date has been allocated to goodwill which will be amortized over five years. Pro forma goodwill at June 30, 2000 is $5,989,000. Pro forma goodwill amortization aggregated $83,000 for the period from June 6, 2000 (date of incorporation) to June 30, 2000.
(2) Includes the period from June 6, 2000 (date of incorporation) thru June 30, 2000.


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


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    eResource Capital Group, Inc.


Date:   May 17, 2001                By: /s/ WILLIAM L. WORTMAN
                                       ----------------------------------------
                                       William L. Wortman
                                       Vice President, Treasurer and
                                       Chief Financial Officer


                                      16